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                                     FORM 8-K

                                  CURRENT REPORT


                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) February 2, 1995



Commission         Registrant; State of Incorporation;         IRS Employer
File Number        Address; and Telephone Number             Identification No


1-9513                        CMS ENERGY CORPORATION           38-2726431
                             (A Michigan Corporation)
                         Fairlane Plaza South, Suite 1100
                               330 Town Center Drive
                             Dearborn, Michigan 48126
                                  (313) 436-9261


1-5611                        CONSUMERS POWER COMPANY          38-0442310
                             (A Michigan Corporation)
                             212 West Michigan Avenue
                             Jackson, Michigan  49201
                                  (517) 788-1030
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ITEM 5.  OTHER EVENTS.

Recent Developments Relating to the Midland Cogeneration Venture
Limited Partnership ("MCV")

As discussed in PART II. OTHER INFORMATION. Item 1. Legal Proceedings and Note 2 to the Consolidated Financial Statements in the Forms 10-Q for the Quarter ended September 30, 1994 of CMS Energy Corporation ("CMS Energy") and its wholly owned subsidiary, Consumers Power Company ("Consumers"), on March 4, 1994 a lawsuit was filed in federal district court for the southern district of New York against CMS Energy, Consumers and CMS Midland Holdings Company (the "CMS Companies"). The lawsuit was filed by the institutional investors who, along with a partnership in which CMS Midland Holdings Company (a subsidiary of Consumers) is a partner, are the lessors of the MCV Facility (the "Owner Participants"). The action alleged compensatory and punitive damages in excess of $1 billion and sought injunctive relief relative to Consumers' payments of fixed energy charges to the MCV.

On February 8, 1995, the Owner Participants filed a notice of dismissal of this lawsuit. Since the lawsuit had not progressed beyond a preliminary stage, no court action will be required for dismissal of this suit. The CMS Companies will voluntarily dismiss the lawsuit that had been initiated by them on March 28, 1994 in Midland County, Michigan in response to the Owner Participants' lawsuit in New York. The dismissals are without prejudice and the parties have agreed that the dismissals will be without costs or attorney fees, each side bearing their own.

A separate suit filed by CMS Midland Holdings Company ("CMS Holdings") against its partners in First Midland Limited Partnership (the partnership that is one of the lessors of the MCV Facility) to obtain a refund of tax indemnity payments owed to CMS Holdings by the other partners was decided in favor of CMS Holdings. The remaining amounts of the $8 million originally in dispute have been paid and an order terminating the case was entered February 2, 1995.

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                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                                 CMS ENERGY CORPORATION



Dated:   February 14, 1995                       By: /s/ Thomas A. McNish

                                                      Thomas A. McNish
                                                      Vice President and
                                                      Secretary





                                                 CONSUMERS POWER COMPANY



Dated:   February 14, 1995                       By: /s/ Thomas A. McNish

                                                      Thomas A. McNish
                                                      Vice President and
                                                      Secretary


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